                                  FORM 8-K/A


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                March 19, 2000


                        WESLEY JESSEN VISIONCARE, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


     Delaware                     0-22033                   36-4023739
     ---------------              -------                   ----------
     (State or other              (Commission               (IRS Employer
     jurisdiction of              File Number)              Identification No.)
     incorporation)


              333 East Howard Avenue, Des Plaines, IL 60018-5903
             ----------------------------------------------------
             (Address of principal executive offices)  (Zip Code)


              Registrant's telephone number, including area code:
                                (847) 294-3000


                                      N/A
            ------------------------------------------------------
            (Former name or address, if changed since last report)



                               Page 1 of 8 Pages
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          This Form 8-K/A amends the Current Report on Form 8-K, as filed with the Securities and Exchange Commission on March 31, 2000.

Item 5.   Other Events.
          ------------

               On March 19, 2000, Wesley Jessen VisionCare, Inc. ("WJ"), a Delaware corporation, Ocular Sciences, Inc. ("OSI"), a Delaware corporation, and OSI Acquisition Corp. ("Merger Subsidiary"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Merger Subsidiary will be merged with and into OSI, with OSI being the surviving corporation of such merger (the "Merger"). At the Effective Time (as defined in the Merger Agreement) of the Merger, each issued and outstanding share of common stock, par value $.001 per share, of OSI ("OSI Common Stock") will be converted into .7211 shares of common stock, par value $.01 per share, of WJ ("WJ Common Stock").

               In connection with the execution of the Merger Agreement, WJ and OSI entered into Stock Option Agreements, each dated as of March 19, 2000 (the "Stock Option Agreements"), pursuant to which (i) WJ has granted to OSI an option to purchase up to 3,506,397 shares of WJ Common Stock at a price of $25.00 per share, and (ii) OSI has granted WJ an option to purchase up to 4,577,830 shares of OSI Common Stock at a price of $16.94 per share. The Stock Option Agreements are exercisable only upon the occurrence of certain events specified in the Stock Option Agreements.

               The Merger is intended to constitute a reorganization under
          Section 368(a) of the Internal Revenue Code of 1986, as amended, and to be accounted for as a pooling of interests. Consummation of the Merger is subject to various conditions, including, among other things, receipt of the necessary approvals of WJ's and OSI's stockholders and receipt of required regulatory approvals.

               In connection with the execution of the Merger Agreement, WJ, OSI and John D. Fruth (the "Stockholder") entered into a Stockholders Agreement. Pursuant to the Stockholders Agreement, the Stockholder has agreed to vote, and has granted the individual or individuals to be named by WJ an irrevocable proxy to vote, his shares of Common Stock owned as of March 19, 2000 and any shares of Common Stock acquired after March 19, 2000 and prior to the Effective Time in favor of the Merger, the Merger Agreement and all other transactions contemplated in the Merger Agreement and the calling of a special meeting of the shareholders of the Company to consider any of the foregoing, in each case during the term of the Stockholders Agreement. As of March 19, 2000, the Stockholder represented that he was the beneficial owner of 5,016,665 shares of OSI Common Stock.


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               In connection with the execution of the Merger Agreement, WJ and
          American Stock Transfer & Trust Company, as Rights Agent, entered into an Amendment No. 1 to Rights Agreement, dated March 20, 2000 (the "Rights Amendment") to provide that OSI shall be considered an Exempt Person under the Rights Agreement, dated November 16, 1999, between WJ and the Rights Agreement.

               A copy of the Merger Agreement is being filed herewith as Exhibit
          2.1. Copies of the Stock Option Agreements are being filed herewith as
          Exhibit 2.2 and Exhibit 2.3. A copy of the Stockholders Agreement is being filed herewith as Exhibit 2.4. A copy of the Rights Amendment is being filed herewith as Exhibit 2.5. The foregoing descriptions are qualified in their entirety by reference to the full text of such exhibits.


Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (c)  The following exhibits are filed with this report:

          (2.1) Agreement and Plan of Merger, dated as of March 19, 2000, among Wesley Jessen VisionCare, Inc., OSI Acquisition Corp. and Ocular Sciences, Inc., hereby is incorporated by reference to Exhibit C of the Schedule 13D filed by Wesley Jessen VisionCare, Inc. on March 29, 2000.

          (2.2) Stock Option Agreement, dated as of March 19, 2000, between Wesley Jessen VisionCare, Inc., as Issuer and Ocular Sciences, Inc., as Grantee, hereby is incorporated by reference to Exhibit A of the Schedule 13D filed by Ocular Sciences, Inc. on March 29, 2000.

          (2.3) Stock Option Agreement, dated as of March 19, 2000, between Ocular Sciences, Inc., as Issuer and Wesley Jessen VisionCare, Inc., as Grantee, hereby is incorporated by reference to Exhibit B of the Schedule 13D filed by Wesley Jessen VisionCare, Inc. on March 29, 2000.

          (2.4) Stockholders Agreement, dated as of March 19, 2000, among Wesley Jessen VisionCare, Inc., Ocular Sciences, Inc. and John D. Fruth, hereby is incorporated by reference to Exhibit A of the Schedule 13D filed by Wesley Jessen VisionCare, Inc. on March 29, 2000.

          (2.5) Amendment No. 1 to Rights Agreement, dated as of March 19, 2000, among Wesley Jessen VisionCare, Inc. and American Stock Transfer & Trust Company.


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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: April 7, 2000                   WESLEY JESSEN VISIONCARE, INC.



                                       By: /s/ Edward J. Kelley
                                          ----------------------------------
                                       Name:   Edward J. Kelley
                                       Title:  Chief Financial Officer









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                                 EXHIBIT INDEX

          (2.1) Agreement and Plan of Merger, dated as of March 19, 2000, among Wesley Jessen VisionCare, Inc., OSI Acquisition Corp. and Ocular Sciences, Inc., hereby is incorporated by reference to Exhibit C of the Schedule 13D filed by Wesley Jessen VisionCare, Inc. on March 29, 2000.

          (2.2) Stock Option Agreement, dated as of March 19, 2000, between Wesley Jessen VisionCare, Inc., as Issuer and Ocular Sciences, Inc., as Grantee, hereby is incorporated by reference to Exhibit A of the Schedule 13D filed by Ocular Sciences, Inc. on March 29, 2000.

          (2.3) Stock Option Agreement, dated as of March 19, 2000, between Ocular Sciences, Inc., as Issuer and Wesley Jessen VisionCare, Inc., as Grantee, hereby is incorporated by reference to Exhibit B of the Schedule 13D filed by Wesley Jessen VisionCare, Inc. on March 29, 2000.

          (2.4) Stockholders Agreement, dated as of March 19, 2000, among Wesley Jessen VisionCare, Inc., Ocular Sciences, Inc. and John D. Fruth, hereby is incorporated by reference to Exhibit A of the Schedule 13D filed by Wesley Jessen VisionCare, Inc. on March 29, 2000.

          (2.5) Amendment No. 1 to Rights Agreement, dated as of March 19, 2000, among Wesley Jessen VisionCare, Inc. and American Stock Transfer & Trust Company.


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